AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 13, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of AXA Premier VIP Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the name of the Trust and the proposed reorganization of certain Portfolios of the Trust into another existing Portfolio of the Trust or other existing portfolios of EQ Advisors Trust (“EQ Trust”), an open-end investment company that is also managed by AXA Equitable Funds Management Group, LLC (“FMG LLC”).

Information Regarding Name Change

Effective on or about May 1, 2020, the name of the Trust will change to EQ Premier VIP Trust.

Information Regarding the Proposed Reorganizations

At a meeting held on December 4-5, 2019, the Board of Trustees of the Trust approved forms of Agreements and Plans of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), which provide for the reorganization of certain Portfolios of the Trust into another existing Portfolio of the Trust or other existing portfolios of EQ Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value Portfolio
CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
CharterSM Moderate Portfolio CharterSM Moderate Growth Portfolio CharterSM Growth Portfolio CharterSM Aggressive Growth Portfolio	All Asset Growth – Alt 20 Portfolio*
CharterSM Conservative Portfolio	EQ/Conservative Allocation Portfolio
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)
*	Effective on or about May 1, 2020, the name of the Portfolio will change to EQ/All Asset Growth Allocation Portfolio.

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Thus, on the closing date of the Reorganization, the Acquired Portfolio shareholders would become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date. FMG LLC serves as the investment adviser for the Acquired Portfolios and the Acquiring Portfolios and will continue to serve as the investment adviser for the Acquiring Portfolios following the Reorganizations.

Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about April 29, 2020 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place in early to mid-June 2020. Until the closing date of a Reorganization, however, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (depending upon availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement, together with the Trust’s Prospectus dated May 1, 2019, as supplemented.

Additional information regarding the Acquiring Portfolios (including, among other things, the investment objectives, policies and risks, fees and expenses, and investment sub-advisers, if any, of the Acquiring Portfolios), the terms of the Reorganization Plans and the factors the Board of Trustees considered in deciding to approve the Reorganization Plans will be sent to shareholders of the Acquired Portfolios as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.

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